UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

FIFTH WALL ACQUISITION CORP. III

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED APRIL 28, 2023

FIFTH WALL ACQUISITION CORP. III

A Cayman Islands Exempted Company

1 Little West 12th Street

4th Floor

New York, New York 10014

NOTICE OF EXTRAORDINARY GENERAL MEETING OF

FIFTH WALL ACQUISITION CORP. III SHAREHOLDERS

To Be Held on [                ], 2023

To Fifth Wall Acquisition Corp. III Shareholders:

NOTICE IS HEREBY GIVEN, that you are cordially invited to attend an extraordinary general meeting of the shareholders (the “Extraordinary General Meeting”) of Fifth Wall Acquisition Corp. III (“FWAC,” “Company,” “we,” “our,” or “us” and, after the Domestication as described below, “New MIC”), which will be held at 10:00 a.m., Eastern time, on [                ], 2023, at 1050 Connecticut Avenue NW, Washington, D.C. 20036 and via a virtual meeting format at https://www.cstproxy.com/fwac3/2023, or at such other time, on such other date and at such other place to which the meeting may be adjourned. The accompanying proxy statement (the “Proxy Statement”) is dated [                ], 2023, and is first being mailed to shareholders of the Company on or about [                ], 2023. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

1.

Proposal No. 1 - The Extension Amendment Proposal - to approve, as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association (as may be amended from time to time, the “Articles”) as provided by the first resolution in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date (the “Extension”) by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”), or (2) if it fails to complete such business combination by such date, cease all operations except for the purpose of winding up, and subject to and in accordance with the Articles, redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering (such shares, including any shares issued in exchange thereof, the “public shares”) that was consummated on May 27, 2021 (our “IPO”), from May 27, 2023 (which is 24 months from the closing date of our IPO) to [___], 2023, or such earlier date as determined by our board in its sole and absolute discretion (such date, the “Extended Date”);

2.

Proposal No. 2 - The Redemption Limitation Amendment Proposal - to approve, as a special resolution, the amendment of the Articles as provided by the second resolution in the form set forth in Annex A to the accompanying Proxy Statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Articles the limitation that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation Amendment would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation; and

3.

Proposal No. 3 - The Adjournment Proposal - to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if our board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment is to allow us more time to complete a pending business combination. As previously announced, on December 13, 2022, the Company entered into a Merger Agreement, as amended by the First Amendment to Agreement and Plan of Merger, dated as of March 23, 2023 (the “Merger Agreement”) by and among Mobile Infrastructure Corporation, a Maryland corporation (“MIC”), the Company, and Queen Merger Corp. I (“Merger Sub”), a Maryland corporation and wholly owned subsidiary of the Company, pursuant to which Merger Sub will merge with and into MIC, immediately after which, MIC will merge with and into the Company (hereinafter, the “business combination”) with MIC as the surviving corporation of the business combination. Our board has unanimously (i) approved and declared advisable the Merger Agreement, the business combination and the other transactions contemplated thereby and (ii) resolved to recommend approval of the Merger Agreement and related matters by the shareholders of the Company.

Pursuant to the Articles, we have until May 27, 2023, to complete our initial business combination. The Company will hold a meeting of shareholders to consider and approve the proposed business combination with MIC and a proxy statement/prospectus will be sent to all of the Company’s shareholders. The Company and other parties to the Merger Agreement are working toward the satisfaction of the conditions to completion of the business combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there may not be sufficient time before May 27, 2023, to hold an extraordinary general meeting to obtain the requisite shareholder approval of, and to consummate, the business combination. Accordingly, our board has determined that, in order to allow for additional time to hold an extraordinary general meeting to obtain the shareholder approvals required in connection with the business combination and to consummate the closing of the business combination, it is in the best interests of our shareholders to approve the Extension Amendment in order to amend the Articles. Assuming that the Extension Amendment is so approved and the Articles are amended, the Company will have until the Extended Date to consummate the business combination.

In connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, shareholders may elect to redeem their public shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with our IPO (the “Trust Account”), including interest earned on the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares. The Election can be made regardless of whether holders of public shares (“public shareholders”) vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and the Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public shareholders may make the Election regardless of whether such public shareholders were holders as of the record date (as defined below). Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not consummated our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make the Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of such initial business combination, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, in the event the business combination is consummated.

We are not asking you to vote on any proposed business combination at this time. If the Extension Amendment and the Redemption Limitation Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the business combination when it is submitted to shareholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event the business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated the business combination by the Extended Date. If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are not approved, we may not be able to consummate the business combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment and the Redemption Limitation Amendment.

Based upon the amount in the Trust Account as of April 24, 2023, which was approximately $282.7 million, we anticipate that the per-share price at which public shares will be redeemed for a pro rata portion of the funds held in the Trust Account will be approximately 10.28 at the time of the Extraordinary General Meeting. The closing price of the public shares on the Nasdaq Stock Market LLC (“Nasdaq”) on [                ], 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[        ]. We cannot assure shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON [                 ], 2023 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD TENDER YOUR SHARES (AND/OR DELIVER OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY (OUR “TRANSFER AGENT”) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/ WITHDRAWAL AT CUSTODIAN) SYSTEM, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE IN THE ACCOMPANYING PROXY STATEMENT.

Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001, the Articles would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the Securities and Exchange Commission (the “SEC”), and therefore not a “blank check company” as defined under Rule 419 of the Securities Act of 1933, as amended, because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on Nasdaq (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or Fifth Wall Acquisition Sponsor III LLC, a Cayman Islands limited liability company (our “Sponsor”) may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

The Adjournment Proposal, if adopted, will allow our board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. Notwithstanding the order of the resolutions on the notice to the Extraordinary General Meeting, the Adjournment Proposal may be presented first to our shareholders if, based on the tabulated vote collected at the time of the Extraordinary General Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by May 27, 2023, in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

In the event of a liquidation, our Sponsor and certain FWAC directors and officers, who hold all of our Class B ordinary shares outstanding (the “founder shares” and, together with the public shares and private placement shares (defined herein), the “shares” or “ordinary shares”), will not receive any monies held in the Trust Account as a result of its ownership of the founder shares. The Class A ordinary shares acquired by our Sponsor for $10.00 per share in connection with our IPO (the “private placement shares”) are not entitled to any monies held in the Trust Account and would be worthless because the Sponsor has agreed to waive any right to participate in any redemption with respect to such shares.

The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will require a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the issued and outstanding ordinary shares present and entitled to vote thereon and who vote at the Extraordinary General Meeting or any postponement or adjournment thereof.

The approval of the Adjournment Proposal will require an ordinary resolution under Cayman Islands law, being the affirmative vote of holders of a majority of the issued and outstanding ordinary shares present and entitled to vote thereon and who vote at the Extraordinary General Meeting or any postponement or adjournment thereof.

Under Cayman Islands law, abstentions and broker non-votes, if any, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting, and accordingly will have no effect on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal.

Our board has fixed the close of business on April 24, 2023 (the “record date”), as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on the record date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

After careful consideration of all relevant factors, our board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

No other business is proposed to be transacted at the Extraordinary General Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your ordinary shares.

April [    ], 2023

By Order of the Board of Directors

By:
Brendan Wallace
Chief Executive Officer

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person (including virtually) at the Extraordinary General Meeting by submitting a ballot as provided in the accompanying Proxy Statement. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

FIFTH WALL ACQUISITION CORP. III

A Cayman Islands Exempted Company Incorporated with Limited Liability

1 Little West 12th Street

4th Floor

New York, New York 10014

EXTRAORDINARY GENERAL MEETING

To Be Held On [                ], 2023

PROXY STATEMENT

The extraordinary general meeting (the “Extraordinary General Meeting”) of Fifth Wall Acquisition Corp. III (“we,” “us,” “our,” “FWAC” or the “Company”) will be held at 10:00 a.m., Eastern Time, on [                ], 2023, at the offices of Gibson, Dunn & Crutcher LLP, located at 1050 Connecticut Avenue NW, Washington, D.C. 20036 and via a virtual meeting format at https://www.cstproxy.com/fwac3/2023, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/fwac3/2023. If you do not have Internet capabilities, you can listen to the Extraordinary General Meeting by phone by dialing +1 800-450-7155 (toll-free) within the U.S. and Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted enter the pin number 8352976#. This option is listen-only, and you will not be able to vote or enter questions during the Extraordinary General Meeting if you choose to participate telephonically. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

1.

Proposal No. 1 - The Extension Amendment Proposal - to approve, as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association (as may be amended from time to time, the “Articles”) as provided by the first resolution in the form set forth in Annex A to this Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date (the “Extension”) by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”), or (2) if it fails to complete such business combination by such date, cease all operations except for the purpose of winding up, and subject to and in accordance with the Articles, redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering (such shares, including any shares issued in exchange thereof, the “public shares”) that was consummated on May 27, 2021 (our “IPO”), from May 27, 2023 (which is 24 months from the closing date of our IPO) to [___], 2023, or such earlier date as determined by our board in its sole and absolute discretion (such date, the “Extended Date”);

2.

Proposal No. 2 - The Redemption Limitation Amendment Proposal - to approve, as a special resolution, the amendment of the Articles as provided by the second resolution in the form set forth in Annex A to this Proxy Statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Articles the limitation that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation Amendment would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation; and

3.

Proposal No. 3 - The Adjournment Proposal - to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if our board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”).

The purpose of the Extension Amendment is to allow us more time to complete a pending business combination. As previously announced, on December 13, 2022, the Company entered into a Merger Agreement ,

as amended by the First Amendment to Agreement and Plan of Merger, dated as of March 23, 2023 (the “Merger Agreement”) by and among Mobile Infrastructure Corporation, a Maryland corporation (“MIC”), the Company, and Queen Merger Corp. I (“Merger Sub”), a Maryland corporation and wholly owned subsidiary of the Company, pursuant to which Merger Sub will merge with and into MIC, immediately after which, MIC will merge with and into the Company (hereinafter, the “business combination”) with MIC as the surviving corporation of the business combination. Our board has unanimously (i) approved and declared advisable the Merger Agreement, the business combination and the other transactions contemplated thereby and (ii) resolved to recommend approval of the Merger Agreement and related matters by the shareholders of the Company.

Pursuant to the Articles, we have until May 27, 2023, to complete our initial business combination. The Company will hold a meeting of shareholders to consider and approve the proposed business combination and a proxy statement/prospectus will be sent to all of the Company’s shareholders. The Company and other parties to the Merger Agreement are working toward the satisfaction of the conditions to completion of the business combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there may not be sufficient time before May 27, 2023, to hold an extraordinary general meeting to obtain the requisite shareholder approval of, and to consummate, the business combination. Accordingly, our board has determined that, in order to allow for additional time to hold an extraordinary general meeting to obtain the shareholder approvals required in connection with the business combination and to consummate the closing of the business combination, it is in the best interests of our shareholders to approve the Extension Amendment in order to amend the Articles. Assuming that the Extension Amendment is so approved and the Articles are amended, the Company will have until the Extended Date to consummate the business combination.

In connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, shareholders may elect to redeem their public shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with our IPO (the “Trust Account”), including interest earned on the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares. The Election can be made regardless of whether holders of public shares (“public shareholders”) vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and the Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public shareholders may make the Election regardless of whether such public shareholders were holders as of the record date (as defined below). Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not consummated our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make the Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of such initial business combination, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, in the event the business combination is consummated.

We are not asking you to vote on any proposed business combination at this time. If the Extension Amendment and the Redemption Limitation Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the business combination when it is submitted to shareholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event the business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated the business combination by the Extended Date. If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are not approved, we may not be able to consummate the business combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment and the Redemption Limitation Amendment.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $282.7 million that was in the Trust Account as of April 24, 2023. In such event, we may need to obtain additional funds to consummate the initial business combination, and there can be no assurance that such funds will be available on acceptable terms or at all.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by May 27, 2023, in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

In the event of a liquidation, our Sponsor and certain FWAC directors and officers (the “FWAC Founders”), who hold all of our Class B ordinary shares outstanding (the “founder shares” and, together with the public shares and the private placement shares (defined herein), the “shares” or “ordinary shares”), will not receive any monies held in the Trust Account as a result of its ownership of the founder shares. The Class A ordinary shares acquired by our Sponsor for $10.00 per share in connection with our IPO (the “private placement shares”) are not entitled to any monies held in the Trust Account and would be worthless because the Sponsor has agreed to waive any right to participate in any redemption with respect to such shares.

Based upon the amount in the Trust Account as of April 24, 2023, which was approximately $282.7 million, we anticipate that the per-share price at which public shares will be redeemed for a pro rata portion of the funds held in the Trust Account will be approximately $10.28 at the time of the Extraordinary General Meeting. The closing price of the public shares on the Nasdaq Stock Market LLC (“Nasdaq”) on [                ], 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[                ]. We cannot assure shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If the Extension Amendment Proposal is approved and the Articles are amended as set forth in the Extension Amendment, we will (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares and (2) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating the business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on the business combination through the Extended Date, if the Extension Amendment Proposal is approved and the Articles are amended as set forth in the Extension Amendment.

Our board has fixed the close of business on April 24, 2023 (the “record date”), as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on the record date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the record date of the Extraordinary General Meeting, there were 35,282,000 ordinary shares outstanding, of which 27,500,000 were public shares, 907,000 were private placement shares and 6,875,000 were founder shares. The founder shares and private placement shares carry voting rights in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal. Pursuant to the Sponsor

Agreement, dated December 13, 2022, by and among the FWAC Founders, FWAC and MIC, our FWAC Founders, holding all of the 6,875,000 founder shares outstanding and 907,000 private placement shares, will vote in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal.

This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow Sodali a fee of $25,000. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated [                ], 2023 and is first being mailed to shareholders on or about [                 ], 2023.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement includes, and oral statements made from time to time by representatives of the Company may include, forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, possible business combinations and related matters, as well as all other statements other than statements of historical fact included in this Proxy Statement. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in our other SEC filings. Forward-looking statements in this Proxy Statement may include, for example, statements about:

•	our ability to complete our initial business combination;

•	our expectations around the performance of the prospective target business or businesses;

•	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

•	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

•	our potential ability to obtain additional financing to complete our initial business combination;

•	our public securities’ potential liquidity and trading;

•	the lack of a market for our securities;

•	the use of proceeds not held in the trust account or available to us from interest income on the trust account balance;

•	the trust account not being subject to claims of third parties; or

•	our financial performance.

The forward-looking statements contained in this Proxy Statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Item 1A. Risk Factors” of our Annual Report on Form 10-K filed with the SEC on April 7, 2023, in this Proxy Statement and in other reports the Company files with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Cautionary Note Regarding Forward-Looking Statements” section.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including Annex A to this Proxy Statement.

Q:     Why am I receiving this Proxy Statement?

A:     We are a blank check company incorporated as a Cayman Islands exempted company incorporated with limited liability for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. On May 27, 2021, we consummated our IPO of 27,500,000 Class A ordinary shares (the “public shares”), including the issuance of 2,500,000 public shares (the “over-allotment shares”) as a result of the underwriters’ partial exercise of their over-allotment option (the “Over-Allotment”). The public shares sold in our IPO were sold at an offering price of $10.00 per unit, generating total gross proceeds of $270.0 million and incurring offering costs of approximately $16.1 million, of which approximately $9.6 million was for deferred underwriting commissions. Simultaneously with the closing of our IPO, we completed the private placement of an aggregate of 907,000 Class A ordinary shares (the “private placement shares”) to our Sponsor at a price of $10.00 per private placement share, generating total gross proceeds to us of approximately $9.1 million. Of the gross proceeds received from our IPO, the Over-Allotment and the sale of the private placement shares, we deposited $275,000,000 in the Trust Account.

Like many blank check companies, our Articles provide for the return of the funds held in Trust Account to our public shareholders if we do not consummate a business combination within 24 months from the closing of our IPO. Without the Extension, if we are unable to complete the business combination on or before May 27, 2023, we would be precluded from completing our initial business combination and would be forced to liquidate. As previously announced, on December 13, 2022, the Company entered into a Merger Agreement, as amended by the First Amendment to Agreement and Plan of Merger, dated as of March 23, 2023 (the “Merger Agreement”) by and among Mobile Infrastructure Corporation, a Maryland corporation (“MIC”), the Company, and Queen Merger Corp. I (“Merger Sub”), a Maryland corporation and wholly owned subsidiary of the Company, pursuant to which Merger Sub will merge with and into MIC, immediately after which, MIC will merge with and into the Company (herein after, the “business combination”) with MIC as the surviving corporation of the business combination. Our board currently believes that it is unlikely that we will be able to complete the business combination before May 27, 2023. Accordingly, our board believes that in order for us to potentially consummate the business combination, we will need to obtain the Extension.

Our board has determined that it is in the best interests of the Company to amend the Articles to extend the date we have to consummate the business combination to [___], 2023, in order to allow our shareholders to evaluate the business combination, and for us to be able to potentially consummate the business combination, and is submitting the proposals included herein to our shareholders to vote upon at the Extraordinary General Meeting.

Q:     What is being voted on?

A:	You are being asked to vote on the following proposals:

1.

Proposal No. 1 - The Extension Amendment Proposal - to approve, as a special resolution, the amendment of the Articles as provided by the first resolution in the form set forth in Annex A to this Proxy Statement to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”), or (2) if it fails to complete such business combination by such date, cease all operations except for the purpose of winding up, and subject to and in accordance with the Articles, redeem all of the Company’s public shares, from May 27, 2023 (which is 24 months from the closing date of our IPO) to [___], 2023, or such earlier date as determined by our board in its sole and absolute discretion (such date, the “Extended Date”);

2.

Proposal No. 2 - The Redemption Limitation Amendment Proposal - to approve, as a special resolution, the amendment of the Articles as provided by the second resolution in the form set forth in Annex A to this Proxy Statement to eliminate from the Articles the limitation that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001. The Redemption Limitation Amendment would allow the Company to redeem public shares irrespective of whether such redemption would exceed such Redemption Limitation; and

3.

Proposal No. 3 - The Adjournment Proposal - to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if our board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

We are not asking you to vote on any proposed business combination at this time. If the Extension Amendment and the Redemption Limitation Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the business combination when it is submitted to shareholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event the business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated the business combination by the Extended Date. If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are not approved, we may not be able to consummate the business combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment and the Redemption Limitation Amendment.

Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company’s net tangible assets to be less than $5,000,001.

If the Extension Amendment Proposal is approved and the Articles are amended as set forth in the Extension Amendment, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the Articles are amended as set forth in the Extension Amendment, and the amount remaining in the Trust Account may be only a small fraction of the approximately $282.7 million that was in the Trust Account as of April 24, 2023. In such event, we may need to obtain additional funds to consummate the business combination, and there can be no assurance that such funds will be available on acceptable terms or at all.

If the Extension Amendment Proposal is not approved and we do not consummate our business combination by May 27, 2023, in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

In the event of a liquidation, our Sponsor and certain FWAC directors and officers (the “FWAC Founders”), who hold all of our Class B ordinary shares outstanding, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares. The private placement shares are not entitled to any monies held in the Trust Account and would be worthless because the Sponsor has agreed to waive any right to participate in any redemption with respect to such shares.

Q:     Why is the Company proposing the Extension Amendment Proposal?

A:     Our Articles provide for the return of the funds held in the Trust Account to the holders of public shares if we do not consummate a business combination on or before May 27, 2023. As we explain below, we may not be able to enter into and consummate the business combination by that date.

We are asking for an extension of this timeframe in order to consummate the business combination. Our board currently believes that is not sufficient time before May 27, 2023, to hold an extraordinary general meeting to obtain the shareholder approvals required in connection with the business combination and to consummate the closing of the business combination.

Accordingly, in order for our shareholders to be able to evaluate the business combination and for us to be able to consummate such business combination, we will need to obtain the Extension.

Q:     Why should I vote “FOR” the Extension Amendment Proposal?

A:     Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not consummate our initial business combination before May 27, 2023, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares. This provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

The Extension Amendment Proposal would give us the opportunity to consummate the business combination, which our board believes in the best interests of the Company. If you do not elect to redeem your public shares, you will retain the right to vote on the business combination in the future and the right to redeem your public shares in connection with such business combination.

Our board recommends that you vote in favor of the Extension Amendment Proposal.

Q:     Why is the Company proposing the Redemption Limitation Amendment Proposal?

A:     The Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the business combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001, the Articles would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on Nasdaq (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

Q:     Why should I vote “FOR” the Redemption Limitation Amendment Proposal?

A:     As discussed above, our board believes the opportunity to consummate the business combination is in the best interests of the Company and its shareholders.

Whether a holder of public shares votes in favor of or against the Extension Amendment Proposal, if such proposal is approved, the holder may, but is not required to, redeem all or a portion of her, his or its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. By eliminating the Redemption Limitation, we make it more likely that we will proceed with the Extension and have the opportunity to consummate the business combination.

If holders of public shares do not elect to redeem their public shares, such holders will retain redemption rights in connection with any future initial business combination we may propose. Assuming the Extension Amendment Proposal is approved and the Articles are amended as set forth in the Extension Amendment, we will have until the Extended Date to consummate our initial business combination.

Our board recommends that you vote in favor of the Redemption Limitation Amendment Proposal.

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by our shareholders, our board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal.

If presented, our board recommends that you vote in favor of the Adjournment Proposal.

Q:     When would the board abandon the Extension Amendment Proposal?

A:     Unless the Redemption Limitation Amendment Proposal is approved and the Articles are amended as set forth in the Redemption Limitation Amendment, we are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. We will not proceed with the Extension if (i) redemptions of our public shares in connection with the vote on the Extension Amendment Proposal would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and (ii) the Redemption Limitation Amendment Proposal is not approved.

Q:     How do the Company insiders intend to vote their shares?

A:     Our FWAC Founders own all of the 6,875,000 founder shares outstanding and our Sponsor owns and 907,000 private placement shares. Such founder shares and private placement shares represent approximately 22.1% of our issued and outstanding ordinary shares. The founder shares and private placement shares carry voting rights in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal. Pursuant to the Sponsor Agreement, dated December 13, 2022, by and among the FWAC Founders, FWAC and MIC (the “Sponsor Agreement”), our FWAC Founders will vote all of their founder shares and private placement shares in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal. Pursuant to a letter agreement entered into with us by our Sponsor and each of our officers and directors in connection with our IPO, our Sponsor, directors and officers are not entitled to redeem any founder shares held by them in connection with the Extension Amendment Proposal.

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as he, she or it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and/or will not exercise such shareholder’s redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal and/or elected to redeem their shares for a portion of the funds held in the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the funds held in the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment and the Redemption Limitation Amendment proposals.

Q:     What vote is required to adopt the Extension Amendment Proposal?

A:     The approval of the Extension Amendment Proposal will require a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the issued and outstanding ordinary shares present and entitled to vote thereon and who vote at the Extraordinary General Meeting or any postponement or adjournment thereof.

Q:     What vote is required to adopt the Redemption Limitation Amendment Proposal?

A:     The approval of the Redemption Limitation Amendment Proposal will require a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the issued and outstanding ordinary shares present and entitled to vote thereon and who vote at the Extraordinary General Meeting or any postponement or adjournment thereof.

Q:     What vote is required to approve the Adjournment Proposal?

A:     The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then-issued and outstanding ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q:     What if I do not want to vote “FOR” the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal?

A:     If you do not want the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal to be approved, you must vote “AGAINST” the proposals. If the Extension Amendment Proposal is approved, and the Articles are amended as set forth in the Extension Amendment, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming public shareholders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal.

Broker “non-votes” and abstentions will have no effect with respect to the approval of the Redemption Limitation Amendment Proposal or the Extension Amendment Proposal.

Q:     What happens if the Extension Amendment Proposal is not approved?

A:     If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by May 27, 2023, in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

In the event of a liquidation, our Sponsor FWAC Founders, who hold all of our Class B ordinary shares outstanding, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares. The private placement shares are not entitled to any monies held in the Trust Account and would be worthless because the Sponsor has agreed to waive any right to participate in any redemption with respect to such shares.

Q:     What happens if the Redemption Limitation Amendment Proposal is not approved?

A:     If the Extension Amendment Proposal is approved but the Redemption Limitation Amendment Proposal is not approved, we will not redeem public shares in an amount that would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension and we will not redeem any public shares in connection with the Extension Amendment Proposal, and the public shareholders will retain their shares and redemption rights.

Q:     If the Extension Amendment Proposal is approved, what happens next?

A:     We will continue our efforts to consummate our initial business combination.

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our public shares will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by our FWAC Founders as a result of their ownership of the founder shares.

If the Extension Amendment Proposal is approved and the Articles are amended as set forth in the Extension Amendment but we do not consummate our initial business combination by the Extended Date, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

In the event of a liquidation, our Sponsor FWAC Founders, who hold all of our Class B ordinary shares outstanding, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares. The private placement shares are not entitled to any monies held in the Trust Account and would be worthless because the Sponsor has agreed to waive any right to participate in any redemption with respect to such shares.

Notwithstanding the foregoing, unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation following approval of the Extension Amendment Proposal.

Q:     If I do not exercise my redemption rights in connection with the Extension Amendment, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:     Unless you elect to redeem your shares in connection with the Extension Amendment as described in this Proxy Statement, you will be able to exercise redemption rights in respect of any future initial business combination subject to any limitations set forth in our Articles.

Q:     How do I change my vote?

A:     You may change your vote by sending a later-dated, signed proxy card to our proxy solicitor at Morrow Sodali LLC, 509 Madison Avenue, Suite 1206, New York, NY 10022, so that it is received prior to 5:00 p.m., Eastern Time, on [                ], 2023 (one day prior to the Extraordinary General Meeting), or by attending the Extraordinary General Meeting virtually and voting, as provided below. You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by the proxy solicitor prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must obtain a legal proxy by contacting your account representative at the bank, broker or other nominee that holds your shares and email a copy (a legible photograph is sufficient) of your legal proxy to proxy@continentalstock.com. Continental Stock Transfer & Trust Company will issue a control number and email it back with the meeting information.

Any shareholder wishing to attend the virtual Extraordinary General Meeting should register for the meeting by [                ], 2023 (five business days prior to the date of the Extraordinary General Meeting). To register for the Extraordinary General Meeting, please follow the following instructions as applicable to the nature of your ownership of ordinary shares:

•

If your shares are registered in your name with Continental Stock Transfer & Trust Company and you wish to attend the Extraordinary General Meeting online, go to https://www.cstproxy.com/fwac3/2023, enter the control number included on your proxy card and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

•

Beneficial shareholders (those whose shares are held through a stock brokerage account or by a bank or other holder of record) who wish to attend the Extraordinary General Meeting online and vote must obtain a legal proxy by contacting their account representative at the bank, broker or other nominee that holds their shares and email a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Continental Stock Transfer & Trust Company will issue a control number and email it back with the meeting information.

Q:     What vote is required to approve each of the proposals?

A:     The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will require a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the ordinary shares present and entitled to vote thereon and who vote at the Extraordinary General Meeting or any postponement or adjournment thereof.

The approval of the Adjournment Proposal will require an ordinary resolution under Cayman Islands law, being the affirmative vote of holders of a majority of the issued and outstanding ordinary shares present and entitled to vote thereon and who vote at the Extraordinary General Meeting or any postponement or adjournment thereof.

Under Cayman Islands law, abstentions and broker non-votes, if any, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting and accordingly will have no effect on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal.

Q:     If my shares are held in “street name,” will my broker automatically vote them for me?

A:     No. Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instruction. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:     What is a quorum requirement?

A:     FWAC shareholders representing a majority of the issued and outstanding ordinary shares as of the record date and entitled to vote at the Extraordinary General Meeting must be present in person (or via teleconference) or represented by proxy in order to hold the Extraordinary General Meeting and conduct business. This is called a quorum. Ordinary shares will be counted for purposes of determining the existence of a quorum if the shareholder (a) is present in person (or via teleconference) and entitled to vote at the Extraordinary General Meeting or (b) has properly submitted a proxy card or voting instructions through a broker, bank or custodian. In the absence of a quorum, the Extraordinary General Meeting will be adjourned to the next business day at the same time and place or to such other time and place as our board may determine.

Assuming the minimum number of shares required to satisfy the quorum requirements of the Extraordinary General Meeting and that all 7,782,000 ordinary shares held by the FWAC Founders are present in person by attendance at the Extraordinary General Meeting, only 9,859,001 public shares will need to be present in person by attendance or by proxy; as the vote to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal is the affirmative vote of the holders of at least a two-thirds of the votes cast by the holders of the issued and outstanding ordinary shares represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting, only 3,978,668 public shares or approximately 14.5% of the outstanding public shares must vote in favor of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal for them to be approved.

Assuming that all 27,500,000 public shares are present in person by attendance or by proxy at the Extraordinary General Meeting and that all 7,782,000 ordinary shares held by the FWAC Founders are present in person by attendance at the Extraordinary General Meeting, then 15,739,334 public shares or approximately 57.2% of the outstanding public shares must vote in favor of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal for them to be approved.

Q:     Who can vote at the Extraordinary General Meeting?

A:     Only holders of record of our ordinary shares at the close of business on April 24, 2023, are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments thereof. On this record date, 35,282,000 ordinary shares (consisting of 27,500,000 public shares, 907,000 private placement shares and 6,875,000 founder shares) were outstanding and entitled to vote at the Extraordinary General Meeting.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (our “transfer agent”), then you are a shareholder of record. As a shareholder of record, you may vote in person (including virtually) at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting in person (including virtually), we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person (including virtually) at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:     Does the board recommend voting for the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal?

A:     Yes. After careful consideration of the terms and conditions of these proposals, our board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The board recommends that our shareholders vote “FOR” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal.

Q:     What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A:     Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, direct or indirect ownership of founder shares that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting - Interests of our Sponsor, Directors and Officers.”

Q:     Do I have dissenters’ or appraisal rights if I object to the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal?

A:     Our shareholders do not have dissenters’ rights or appraisal rights in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal under Cayman Islands law.

Q:     What do I need to do now?

A:     We urge you to read carefully and consider the information contained in this Proxy Statement, including Annex A hereto, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q:     How do I vote?

A:     If you are a holder of record of our ordinary shares, you may vote virtually at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting.

Whether or not you plan to attend the Extraordinary General Meeting in person (including virtually), we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person (including virtually) if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:     How do I redeem my ordinary shares?

A:     Each of our public shareholders may submit an Election to, subject to the approval of the Extension Amendment Proposal and the implementation of the Extension, redeem all or a portion of its, his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares. If you do not make an Election to redeem your public shares, you will also be able to redeem your public shares in connection with any proposed initial business combination, or if we have not consummated our initial business combination by the Extended Date.

In order to tender your ordinary shares (and/or deliver other redemption forms) for redemption, you must tender your ordinary shares (and/or deliver other redemption forms) to Continental Stock Transfer & Trust Company, our transfer agent, electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system. If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your shares to our transfer agent (together with any applicable redemption forms), electronically through DTC, prior to 5:00 p.m., Eastern Time, on [                ], 2023 (two business days prior to the date of Extraordinary General Meeting).

Q:     How do I withdraw my election to redeem my ordinary shares?

A:     If you tender your ordinary shares (and/or delivered other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (electronically). You may make such request by contacting our transfer agent at the address listed below. Any request for redemption, once made by a holder of public shares, may not be withdrawn once submitted to us unless our board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).

Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q: How are the funds in the trust account currently being held?

A:     With respect to the regulation of special purpose acquisition companies like us (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “2022 Proposed Rules”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. It is possible that a claim could be made that we have been operating as an unregistered investment company, including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act, based on the current views of the SEC. While the funds in the Trust Account have, since the Company’s IPO, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or money market funds meeting certain conditions of Rule 2a-7 of the Investment Company Act, to mitigate the risk of being viewed as operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we currently intend to, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, or May 27, 2023, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing bank deposit account until the earlier of consummation of our initial business combination or our liquidation. Interest on bank deposit accounts is variable and such accounts currently yield interest of approximately 3.5% per annum. Following a liquidation of the Trust Account assets, if we are unable to achieve more than minimal interest, on the funds held in the Trust Account, the dollar amount our public shareholders would otherwise receive upon any redemption or liquidation of the Company would be less than if the assets in the Trust Account remained in U.S. government securities or money market funds.

In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. For so long as the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the risk that we may be considered an unregistered investment company and required to liquidate is greater than that of a SPAC that has elected to liquidate such investments and to hold all funds in its trust account in an interest-bearing bank deposit account. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in an interest-bearing bank deposit account, which may further reduce the dollar amount our public shareholders would receive upon any redemption or our liquidation. For more information, see the section entitled “Risk Factors — If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in a bank deposit account.”

Q:     Who is paying for this proxy solicitation?

A:     We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow Sodali a fee of $25,000. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Morrow Sodali LLC

509 Madison Avenue, Suite 1206

New York, NY 10022

Call Collect: +1 (203) 658-9400

Call Toll Free: (800) 662-5200

Email: IMRA@info.morrowsodali.com

If you have questions regarding the certification of your position or tendering your ordinary shares (and/or delivering other redemption forms), please contact:

Continental Stock Transfer & Trust Company

1 State Street 30th Floor

New York, New York 10004

Attention: Mark Zimkind

Email: mzimkind@continentalstock.com

You may also obtain additional information about us from documents we file with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 7, 2023, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension Amendment Proposal involves a number of risks. Even if the Extension Amendment Proposal is approved and the Articles are amended as set forth in the Extension Amendment, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal is approved and the Articles are amended as set forth in the Extension Amendment, the Company expects to continue working towards the consummation of the business combination, including seeking shareholder approval of the business combination by means of a proxy statement or a joint proxy statement/prospectus that will be filed with the SEC. The Company cannot complete a business combination unless the proxy statement or joint proxy statement/prospectus is finalized and delivered to our shareholders.

We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the business combination. Even if the Extension Amendment Proposal or a business combination is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the business combination on commercially acceptable terms, or at all.

The fact that we will have separate redemption periods in connection with the Extension Amendment Proposal and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete our initial business combination, and results of operations.

We are subject to laws and regulations enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial business combination, and results of operations.

On March 30, 2022, the SEC issued the 2022 Proposed Rules relating to, among other items, enhancing disclosures in business combination transactions involving SPACs and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; effectively limiting the use of projections in SEC filings in connection with proposed business combination transactions; increasing the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act. The 2022 Proposed Rules, if adopted, whether in the form proposed or in revised form, and certain positions and legal conclusions expressed by the SEC in connection with the 2022 Proposed Rules, may materially adversely affect our ability to negotiate and complete our initial business combination and may increase the costs and time related thereto.

If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in a bank deposit account.

On March 30, 2022, the SEC issued the 2022 Proposed Rules, relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The 2022 Proposed Rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the 2022 Proposed Rules would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement for its initial public offering. As indicated above, we completed our IPO in May 2021 and have operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 23 months after the effective date of our IPO, as of the date of this proxy statement).

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. It is possible that a claim could be made that we have been operating as an unregistered investment company, including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act, based on the current views of the SEC. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares following such a transaction.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. As of April 24, 2023, amounts held in the Trust Account included approximately $7.7 million of accrued interest. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we currently intend to, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, or May 27, 2023, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing bank deposit account until the earlier of the consummation of a business combination or our liquidation. Interest on bank deposit accounts is variable and such accounts currently yield interest of approximately 3.5% per annum. Following such liquidation of the assets in our Trust Account, if we are unable to achieve more than minimal interest, on the funds held in the Trust Account, the dollar amount our public shareholders would otherwise receive upon any redemption or liquidation of the Company would be less than if the assets in the Trust Account had remained in U.S. government securities or money market funds.

In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. For so long as the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the risk that we may be considered an unregistered investment company and required to liquidate is greater than that of a SPAC that has elected to liquidate such investments and to hold all funds in its trust account in cash (i.e., in one or more bank accounts). Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in an interest-bearing bank deposit account, which would further reduce the dollar amount our public shareholders would receive upon any redemption or our liquidation.

In the event the Extension Amendment Proposal is approved and the Articles are amended as set forth in the Extension Amendment, the ability of our public shareholders to exercise redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our securities.

A public shareholder may request that the Company redeem all or a portion of such shareholder’s public shares for cash. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our Class A ordinary shares. As a result, you may be unable to sell your Class A ordinary shares even if the market price per share is higher than the per-share redemption price paid to public shareholders who elect to redeem their shares.

We may be subject to an excise tax under the Inflation Reduction Act of 2022 in connection with the redemption of our Class A ordinary shares after December 31, 2022.

The Inflation Reduction Act of 2022, enacted in August 2022, imposes a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by “covered corporations” occurring after December 31, 2022, with certain exceptions. This excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. Because we are a “blank check” Cayman Islands exempted company with no previous merger or acquisition activity, and none of our subsidiaries or other affiliates will undertake a repurchase (including a redemption) on our behalf in connection with any Election, neither we nor any of our subsidiaries are currently a “covered corporation” for this purpose. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain other exceptions apply to the excise tax. On December 27, 2022, the U.S. Department of the Treasury (the “Treasury”) issued a notice that it intends to publish proposed regulations addressing the application of the excise tax (the “Notice”). To provide taxpayers with interim guidance, the Notice describes certain rules upon which taxpayers are generally entitled to rely until publication of the proposed regulations, which the Treasury has stated it anticipates will be consistent with the guidance provided in the Notice.

Any redemption or other repurchase that occurs after December 31, 2022, in connection with a business combination that involves our combination with a U.S. entity and/or our re-domestication as a U.S. corporation, may be subject to the excise tax. In the event of such a combination with a U.S. entity or re-domestication as a U.S. corporation, whether and to what extent we would be subject to the excise tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with any such business combination, (ii) the amount of any stock issued in connection with the business combination, (iii) the status of the target (for example, whether the target is a domestic corporation) and the structure of any such business combination, (iv) the nature and amount of any “PIPE” or other equity issuances in connection with any such business combination (or otherwise issued not in connection with such business combination but issued within the same taxable year of the business combination) and (v) the content of regulations and other guidance from the Treasury. In addition, the excise tax would be payable by us and not by the redeeming holder. The mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in our ability to complete a business combination or the cash available on hand to complete a business combination.

We may be subject to U.S. foreign investment regulations which may impose conditions on or limit certain investors’ ability to purchase our securities or otherwise participate in the Merger, potentially making the securities less attractive to investors. Our future investments in U.S. companies may also be subject to U.S. foreign investment regulations.

Investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to U.S. laws that regulate foreign investments in U.S. businesses and access by foreign persons to technology developed and produced in the United States. These laws include Section 721 of the Defense Production Act of 1950, as amended by the Foreign Investment Risk Review Modernization Act of 2018, and the regulations at 31 C.F.R. Parts 800 and 802, as amended, administered by the Committee on Foreign Investment in the United States (“CFIUS”).

CFIUS is an interagency committee authorized to review certain transactions involving acquisitions and investments in the U.S. by foreign persons in order to determine the effect of such transactions on the national security of the U.S. CFIUS has jurisdiction to review transactions that could result in control of a U.S. business directly or indirectly by a foreign person, certain non-controlling investments that afford the foreign investor non-passive rights in a “TID U.S. business” (defined as a U.S. business that (1) produces, designs, tests, manufactures, fabricates, or develops one or more critical technologies; (2) owns or operates certain critical infrastructure; or (3) collects or maintains directly or indirectly sensitive personal data of U.S. citizens), and certain acquisitions, leases and concessions involving real estate even with no underlying U.S. business. Certain categories of acquisitions of and investments in a U.S. business also may be subject to a mandatory notification requirement.

Our Sponsor is a Cayman Islands exempted company, and is controlled by its managing members, Andriy Mykhaylovskyy and Brendan Wallace, each U.S. persons. Light BCTO Ltd., a British Virgin Islands company and affiliate of EE Capital Pte. Ltd., a limited partner of funds affiliated with Fifth Wall Asset Management, LLC and/or its affiliates and investment funds, investment vehicles or accounts managed or advised by any of the foregoing, holds a 25% economic interest in Sponsor; however, such interest does not have any voting or investment control rights with respect to the Sponsor or the securities it holds in us. Brad Greiwe, a U.S. person, co-founder and managing partner of managing partner at FWAC Ventures, a venture capital firm and affiliate of Fifth Wall Asset Management, LLC and Sponsor, is being nominated to serve as an initial director of the surviving corporation of the business combination (“New MIC”). Following the consummation of the business combination, however, Sponsor will not (a) control New MIC, (b) have a board appointment/nomination right or board representative, (c) have informational or access rights or (d) otherwise have involvement in substantive decision-making outside of its ability to vote its securities of New MIC.

Concurrently with the execution of the Merger Agreement, we entered into a Subscription Agreement with Harvest Small Cap Partners Master, Ltd., a Cayman Islands exempted company, which is controlled by its managing member, Jeffery B. Osher, pursuant to which, among other things, Harvest Small Cap Partners Master, Ltd. agreed to subscribe for and purchase, and we have agreed to issue and sell to Harvest Small Cap Partners Master, Ltd., an aggregate of 798,000 shares of New MIC for a purchase price of $10.00 per 1.2 shares, on the terms and subject to the conditions set forth therein. Following the consummation of the business combination, together with its pre-business combination holdings in MIC, it is expected that Harvest Small Cap Partners Master, Ltd. will own approximately 1.8% of the shares of New MIC common stock outstanding immediately after the business combination, assuming that none of the public shares are redeemed in the business combination. Mr. Osher is being nominated to serve as an initial director of New MIC. Following the consummation of the business combination, however, Harvest Small Cap Partners Master, Ltd. will not

(a) control New MIC, (b) have a board appointment/nomination right or board representative, (c) have informational or access rights or (d) otherwise have involvement in substantive decision-making outside of its ability to vote its securities of New MIC.

If CFIUS considers (a) us a “foreign person” under such rules and regulations and/or Sponsor or Harvest Small Cap Partners Master, Ltd. having control of New MIC following the business combination under such rules and regulations and (b) MIC a U.S. business that may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. If the business combination falls within the scope of foreign ownership restrictions, we may be unable to consummate the business combination. In addition, if the business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the business combination. Although we do not believe (a) we are a “foreign person,” (b) any of Sponsor or Harvest Small Cap Partners Master, Ltd. is “controlled” for CFIUS purposes by, has substantial ties with a non-U.S. person or will “control” New MIC and (c) MIC is a U.S. business that may affect national security, CFIUS may take a different view and decide to block or delay the business combination, impose conditions to mitigate national security concerns with respect to the business combination, order us to divest all or a portion of a U.S. business of New MIC if we had proceeded without first obtaining CFIUS clearance or impose penalties if CFIUS believes that the mandatory notification requirement applied. The foreign ownership limitations, and the potential impact of CFIUS, may prevent us from consummating the business combination.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by May 27, 2023, because the review process extends beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, holders of our public shares may only receive approximately $10.28 per share (based on the amount in the Trust Account as of the record date). This will also cause you to lose the investment opportunity in MIC and the chance of realizing future gains on your investment through any price appreciation in New MIC.

Since the Sponsor and our officers and directors will lose their entire investment in the Company if our business combination is not completed, a conflict of interest may arise in determining whether a particular business combination target is appropriate for our initial business combination.

On February 24, 2021, the Sponsor paid $25,000 to cover for certain expenses and offering costs on behalf of us in exchange for issuance of 4,312,500 founder shares. In April 2021, we effected a share re-capitalization for the founder shares, resulting in an aggregate of 7,187,500 founder shares outstanding; 312,500 founder shares were subsequently forfeited by Sponsor due to the partial exercise of the underwriters’ over-allotment option, resulting in an aggregate of 6,875,000 founder shares outstanding. All shares and associated amounts have been restated to reflect the share capitalization. On May 24, 2021, the Sponsor transferred 30,000 founder shares to each of Adeyemi Ajao, Alana Beard, Poonam Sharma and Amanda Parness. The founder shares transferred to each of Adeyemi Ajao, Alana Beard, Poonam Sharma and Amanda Parness were not subject to forfeiture. Prior to the initial investment in us of $25,000 by the Sponsor, we had no assets, tangible or intangible. The number of founder shares issued was determined based on the expectation that such founder shares would represent 20% of the outstanding shares after the IPO, excluding the private placement shares. The founder shares will be worthless if we do not complete an initial business combination. In addition, the Sponsor purchased an aggregate of 907,000 Class A ordinary shares, at a price of $10.00 per ordinary share, in a private placement which occurred concurrently with the closing of the IPO for an aggregate purchase price of $9,070,000. The private placement shares are identical to the public shares sold in the IPO, subject to certain limited exceptions.

Assuming a trading price of $10.00 per share upon consummation of the business combination, the founder shares would have an aggregate implied value of approximately $33.2 million (assuming the Sponsor holds 3,317,500 founder shares, after giving effect to certain founder share cancellations contemplated by the Sponsor

Agreement). After including the implied value of the private placement shares purchased by the Sponsor by assuming a trading price of $10.00 per share upon consummation of the business combination, the Sponsor would hold an aggregate of 4,224,500 shares of New MIC common stock, representing an aggregate implied value of $42,245,000. The average price that Sponsor paid for its founder shares and private placement shares (assuming the Sponsor holds 4,224,500 shares of New MIC common stock, after giving effect to certain founder share cancellations and vesting contemplated by the Sponsor Agreement) is $2.152918, equal to the $9,095,000 paid by the Sponsor for the founder shares and private placement shares. Assuming that the conditions are satisfied with respect to the 3,317,500 founder shares held by the Sponsor which are subject to certain vesting restrictions and, in certain circumstances, forfeiture, in each case pursuant to the Sponsor Agreement (i.e., New MIC common stock trades above $16.00 and $20.00) (the “Vesting Founder Shares”), respectively, the Sponsor is likely to be able to recoup its investment in us and make a substantial profit on that investment. Accordingly, our directors and management team, some of whom have direct interests in us and interests in the securities held by the Sponsor, may have an economic incentive that differs from that of the public shareholders to pursue and consummate an initial business combination rather than to liquidate and to return all of the cash in the Trust Account to the public shareholders, even if that business combination were with a riskier or less-established target business. For the foregoing reasons, you should consider our management team’s financial incentive to complete an initial business combination when evaluating whether to redeem your shares prior to or in connection with the initial business combination.

The founder shares and private placement shares carry voting rights in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal. Pursuant to the Sponsor Agreement, our FWAC Founders, holding all of the 6,875,000 founder shares outstanding and 907,000 private placement shares (or approximately 22.1% of the outstanding ordinary shares), will vote in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal. In addition, we may obtain loans from the Sponsor, affiliates of the Sponsor or an officer or director (“Working Capital Loans”). The personal and financial interests of our officers and directors may influence their motivation in identifying and selecting a target business combination, completing an initial business combination and influencing the operation of the business following the initial business combination.

The Nasdaq Stock Market LLC (“Nasdaq”) may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our public shares are listed on Nasdaq. Although we expect to continue to meet Nasdaq listing standards, we cannot assure you that our securities will continue to be listed on Nasdaq in the future, following the Extension or prior the business combination. In order to continue listing our securities on Nasdaq prior to the business combination, we must maintain certain financial, distribution and share price levels. In general, we must maintain a minimum number of holders of our securities. Additionally, in connection with a business combination, we will be required to demonstrate compliance with Nasdaq’s initial listing requirements, which are more rigorous than Nasdaq’s continued listing requirements, in order to continue to maintain the listing of our securities on Nasdaq. For instance, our share price would generally be required to be at least $4.00 per share, our aggregate market value would be required to be at least $100,000,000, and the market value of our publicly held shares would be required to be at least $80,000,000. We cannot assure you that we will be able to meet those initial listing requirements at that time.

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•

a determination that our public shares are a “penny stock” which will require brokers trading in our public shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our public shares are listed on Nasdaq, our public shares qualify as covered securities under such statute. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

On February 13, 2023, we were notified by Nasdaq that we are not in compliance with Listing Rule 5550(a)(3) (the “Minimum Public Holders Rule”), which requires us to have at least 300 public holders for continued listing on Nasdaq. On March 23, 2023, we submitted a plan to Nasdaq to regain compliance with the Minimum Public Holders Rule. On April 13, 2023, Nasdaq granted us an extension until August 14, 2023, for us to evidence compliance. There can be no assurance that we will be able do so within the prescribed periods, or at all. Failure to regain compliance with the Nasdaq listing requirements would result in the de-listing of our securities from Nasdaq and subject us to the risks described above.

We identified material weaknesses in its internal control over financial reporting. These material weaknesses could continue to adversely affect our ability to report its results of operations and financial condition accurately and in a timely manner.

Management is responsible for establishing and maintaining adequate internal control over financial reporting designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. Management also evaluates the effectiveness of our internal controls and it will disclose any changes and material weaknesses identified through such evaluation in those internal controls. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis.

As described elsewhere in our Annual Report on Form 10-K for the period ended December 31, 2022, as filed on April 6, 2023 (the “Form 10-K”), we identified a material weakness in its internal control over financial reporting related to the recognition of a waiver of a portion of the underwriters’ commissions which was contingently payable upon closing of a future business combination, with the offsetting entry resulting in an initial discount to the securities sold in the initial public offering. On March 30, 2023, our board concluded that we previously issued (i) unaudited interim financial statements included in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022, filed with the SEC on August 11, 2022, and (ii) unaudited interim financial statements included in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022, filed with the SEC on November 10, 2022, should be restated to recognize the extinguishment of a contingent liability allocated to the public shares as an adjustment to the carrying value of the public shares subject to possible redemption. Our management has concluded that the control deficiency that resulted in these restatements constituted a material weakness as of June 30, 2022, September 30, 2022 and December 31, 2022.

We have implemented a remediation plan, described in the Form 10-K to remediate this material weakness but can give no assurance that the measures it has taken will remediate this material weakness or prevent any future material weaknesses or deficiencies in internal control over financial reporting. Even though we are implementing measures to strengthen its controls and procedures, in the future those controls and procedures may not be adequate to prevent or identify irregularities or errors or to facilitate the fair presentation of its financial statements.

We may face litigation and other risks as a result of the material weakness in its internal control over financial reporting.

As a result of such material weakness and the restatements described above, we face potential for litigation or other disputes which may include, among others, claims invoking the federal and state securities laws, contractual claims or other claims arising from the restatement and material weaknesses in its internal control over financial reporting and the preparation of its financial statements. We have no knowledge of any such litigation or dispute. However, we can provide no assurance that such litigation or dispute will not arise in the future. Any such litigation or dispute, whether successful or not, could have a material adverse effect on our business, results of operations and financial condition or our ability to complete a business combination.

We previously identified a material weakness in our internal control over financial reporting. If we fail to properly manage its internal control over financial reporting on a going forward basis, future material weaknesses could be identified that could result in a material misstatement in our financial statements.

As described in our Amendment No. 1 to its Quarterly Report on Form 10-Q for the period ended September 30, 2021, as filed on March 1, 2022, we previously identified a material weakness in our internal control over financial reporting related to our control around the interpretation and accounting for certain complex financial instruments issued by us, and the design and maintenance of our presentation of earnings per share. On February 23, 2022, our audit committee concluded that we previously issued (a) audited balance sheet as of May 27, 2021 (the “Post IPO Balance Sheet”), and the audit report of WithumSmith+Brown PC included in the Current Report on Form 8-K containing the Post IPO Balance Sheet, filed with the SEC on June 3, 2021; (b) unaudited interim financial statements included in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, filed with the SEC on July 7, 2021; (c) unaudited interim financial statements included in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, filed with the SEC on August 13, 2021; and (d) unaudited interim financial statements included in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, filed with the SEC on November 12, 2021, should be restated to (i) classify all public shares subject to possible redemption in temporary equity and (ii) to, where applicable, restate its earnings per share calculation to allocate income and loss shared pro rata between the two classes of shares. Our management has concluded that the control deficiency that resulted in these restatements constituted a material weakness as of December 31, 2021. We completed remediation measures related to the material weakness; however, completion of remediation does not provide assurance that our remediation or other controls will continue to operate properly or remain adequate.

Effective internal controls are necessary to provide reliable financial reports and prevent fraud. If we identify any new material weaknesses in the future, any such newly identified material weakness could limit its ability to prevent or detect a misstatement of its accounts or disclosures that could result in a material misstatement of its annual or interim financial statements. In such case, we may be unable to maintain compliance with securities law requirements regarding timely filing of periodic reports in addition to applicable stock exchange listing requirements, investors may lose confidence in our financial reporting and our stock price may decline as a result. We cannot assure you that the measures it has taken to date, or any measures it may take in the future, will be sufficient to avoid potential future material weaknesses.

If we are unable to maintain effective internal control over financial reporting or disclosure controls and procedures, our ability to record, process and report financial information accurately and to prepare financial statements within required time periods could be adversely affected, which could subject us to litigation, investigations or penalties; negatively affect its liquidity, its access to capital markets, perceptions of its creditworthiness, its ability to complete acquisitions or investor confidence in its financial reporting, any of which may require management resources or cause our share price to decline.

We may face litigation and other risks as a result of the previously identified material weakness in its internal control over financial reporting.

As a result of such previously identified material weakness, the restatements described above, and other matters raised or that may in the future be raised by the SEC, we face potential for litigation or other disputes which may include, among others, claims invoking the federal and state securities laws, contractual claims or other claims arising from the restatement and previously identified material weaknesses in our internal control over financial reporting and the preparation of its financial statements. We currently have no knowledge of any such litigation or dispute. However, we can provide no assurance that such litigation or dispute will not arise in the future. Any such litigation or dispute, whether successful or not, could have a material adverse effect on our business, results of operations and financial condition or our ability to complete a business combination.

BACKGROUND

We are a blank check company incorporated as a Cayman Islands exempted company incorporated with limited liability for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

Our executive offices are located at 1 Little West 12th Street, 4th Floor, New York, New York 10014, and our telephone number is (310) 853-8878. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this Proxy Statement.

We were incorporated as a Cayman Islands exempted company on February 19, 2021. On May 27, 2021, We consummated its initial public offering of 27,500,000 public shares, including 2,500,000 shares as a result of the underwriters’ partial exercise of their over-allotment option (the “IPO”), at an offering price of $10.00 per share, generating gross proceeds of $275.0 million, and incurring offering costs of approximately $16.1 million, of which approximately $9.6 million was for deferred underwriting commissions. Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC and BofA Securities, Inc. have waived any claim to deferred underwriting fees payable pursuant to the underwriting agreement in connection with their underwriting services for our IPO.

Simultaneously with the closing of the IPO, we consummated the private placement of 907,000 Class A ordinary shares, at a price of $10.00 per share to the Sponsor, generating gross proceeds of approximately $9.1 million.

As of April 24, 2023, the FWAC Founders owned all of the 6,875,000 founder shares outstanding.

The proceeds held in the Trust Account may be invested by the trustee only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. As of April 24, 2023, funds held in the Trust Account totaled approximately $282.7 million, and were held in U.S. Treasury Bills with a maturity of 185 days or less and in money market funds which invest in U.S. Treasury securities. However, to mitigate the risk of being viewed as operating as an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we may instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption of public shares or liquidation of the Company.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, direct or indirect ownership of founder shares and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting - Interests of our Sponsor, Directors and Officers.”

On the record date of the Extraordinary General Meeting, there were 35,282,000 ordinary shares outstanding, of which 28,407,000 were public shares, 907,000 were private placement shares and 6,875,000 were founder shares. The founder shares and private placement shares carry voting rights in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal. Pursuant to the Sponsor Agreement, our FWAC Founders, holding all of the 6,875,000 founder shares outstanding and 907,000 private placement shares (or approximately 22.1% of the outstanding ordinary shares), will vote in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal.

THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place. The Extraordinary General Meeting will be held at 10:00 a.m., Eastern Time, on [        ], 2023, at the offices of Gibson, Dunn & Crutcher LLP, 1050 Connecticut Avenue NW, Washington, D.C. 20036 and via a virtual meeting format at https://www.cstproxy.com/fwac3/2023 or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/fwac3/2023. If you do not have Internet capabilities, you can listen to the Extraordinary General Meeting by phone by dialing +1 800-450-7155 (toll-free) within the U.S. and Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 8352976#. This option is listen-only, and you will not be able to vote or enter questions during the Extraordinary General Meeting if you choose to participate telephonically. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals described in this Proxy Statement.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you owned the ordinary shares at the close of business on April 24, 2023, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each ordinary share you owned at that time.

Votes Required. The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will require a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the issued and outstanding ordinary shares present and entitled to vote thereon and who vote at the Extraordinary General Meeting or any postponement or adjournment thereof. The approval of the Adjournment Proposal will require an ordinary resolution under Cayman Islands law, being the affirmative vote of holders of a majority of the issued and outstanding ordinary shares present and entitled to vote thereon and who vote at the Extraordinary General Meeting or any postponement or adjournment thereof. Under Cayman Islands law, abstentions and broker non-votes, if any, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting and accordingly will have no effect on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal.

On the record date of the Extraordinary General Meeting, there were 35,282,000 ordinary shares outstanding, of which 27,500,000 were public shares, 907,000 were private placement shares and 6,875,000 were founder shares. The founder shares and private placement shares carry voting rights in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal. Pursuant to the Sponsor Agreement, our FWAC Founders, holding all of the 6,875,000 founder shares outstanding and 907,000 private placement shares (or approximately 22.1% of the outstanding ordinary shares), will vote in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal.

If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” such proposal. If you do not want the Redemption Limitation Amendment Proposal to be approved, you must vote “AGAINST” such proposal. If the Extension Amendment Proposal is approved, and the Articles are amended as set forth in the Extension Amendment, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming public shareholders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal.

Broker “non-votes” and abstentions will have no effect with respect to the approval of the Extension Amendment Proposal, Redemption Limitation Amendment Proposal or the Adjournment Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited on behalf of our board on the proposals to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal being presented to shareholders at the Extraordinary General Meeting. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person, by telephone or other means of communication. If you grant a proxy, you may still revoke your proxy and vote your shares in person (including by virtual means as provided herein) at the Extraordinary General Meeting. You may contact Morrow Sodali at:

Morrow Sodali LLC

509 Madison Avenue, Suite 1206

New York, New York 10022

Call Collect: +1 (203) 658-9400

Call Toll Free: (800) 662-5200

Email: IMRA@info.morrowsodali.com

Required Vote

The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will require a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the issued and outstanding ordinary shares present and entitled to vote thereon and who vote at the Extraordinary General Meeting or any postponement or adjournment thereof.

The approval of the Adjournment Proposal will require an ordinary resolution under Cayman Islands law, being the affirmative vote of holders of a majority of the issued and outstanding ordinary shares present and entitled to vote thereon and who vote at the Extraordinary General Meeting or any postponement or adjournment thereof.

Under Cayman Islands law, abstentions and broker non-votes, if any, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting, and accordingly will have no effect on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by May 27, 2023, in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per-share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. In the event of a liquidation, our FWAC Founders, who hold all of our founder shares outstanding, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares. The private placement shares are not entitled to any monies held in the Trust Account and would be worthless because the Sponsor has agreed to waive any right to participate in any redemption with respect to such shares.

Additionally, unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company to exceed the Redemption

Limitation. However, in the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market either prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as he, she or it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and/or will not exercise such shareholder’s redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal and/or elected to redeem their shares for a portion of the funds held in the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the funds held in the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment and the Redemption Limitation Amendment proposals. Our Sponsor, directors, officers, advisors and their affiliates will be restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

•

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by May 27, 2023, or by the Extended Date if the Extension Amendment Proposal is approved by the requisite number of votes and the Articles are amended as set forth in the Extension Amendment, we will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating. In such event, each of (a) the founder shares held by the Sponsor and certain of the FWAC directors, which were acquired for an aggregate purchase price of $25,000 (and a subsequent stock split) prior to the IPO and (b) 907,000 private placement shares held by the Sponsor, which were acquired at a purchase price of $10.00 per share in a private placement for an aggregate purchase price of $9,070,000 concurrent with the closing of the IPO, would be worthless because the holders have agreed to waive any right to participate in any redemption with respect to such shares. Such shares had an estimated aggregate market value of approximately $79.7 million based upon the closing price of $10.24 per public share on Nasdaq on the record date.

•

The average price that Sponsor paid for its founder shares and private placement shares (assuming the Sponsor holds 4,224,500 shares of New MIC common stock, after giving effect to certain forfeitures and vesting set forth in the Sponsor Agreement) is $2.152918, equal to the $9,095,000 paid by the Sponsor for the founder shares and private placement shares. Assuming that the conditions with respect to the Vesting Founder Shares are satisfied (i.e., New MIC common stock trades above $16.00 and $20.00), respectively, the Sponsor is likely to be able to recoup its investment in us and make a substantial profit on that investment. Accordingly, our directors and management team, some of whom have direct interests in us and interests in the securities held by the Sponsor, may have an economic incentive that differs from that of the public shareholders to pursue and consummate an initial business combination rather than to liquidate and to return all of the cash in the Trust Account to the public shareholders, even if that business combination were with a riskier or less-established target business.

•

The Sponsor or an affiliate of the Sponsor or certain of our directors and officers may, but are not obligated to, extend to us Working Capital Loans. Upon consummation of the business combination, we would repay the Working Capital Loans out of the proceeds of the Trust Account released to us. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that the business combination does not close, we may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The Working Capital Loans would either be repaid upon consummation of a business combination, without interest, or, at the lender’s discretion, up to $1.5 million of such Working Capital Loans may be convertible into shares of the post business combination entity at a price of $10.00 per share. The shares would be identical to the private placement shares. As of March 1, 2023, there were no Working Capital Loans.

•

If we are unable to complete a business combination within the required time period, our executive officers will be personally liable under certain circumstances described herein to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us. If we consummate a business combination, on the other hand, we will be liable for all such claims.

•

FWAC’s officers and directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. No compensation of any kind, including finder’s and consulting fees, will be paid by us to the Sponsor, executive officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of a business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying, investigating, negotiating and completing an initial business combination. Our audit committee will review on a quarterly basis all payments that were made to the Sponsor, officers, directors or our or their affiliates. However, if we fail to consummate a business combination within the required period, they will not have any claim against the Trust Account for reimbursement. Accordingly, we may not be able to reimburse these expenses if the business combination or another business combination is not completed. As of March 1, 2023, there were no reimbursable expenses owed to our officers and directors and their affiliates, other than Sponsor. As of March 1, 2023, we owed Sponsor approximately $43,844 in reimbursable out-of-pocket expenses incurred by Sponsor.

•	The Articles provide for indemnification of our officers and directors to the maximum extent permitted by law, including for any liability incurred in their capacities as such.

•

Our existing directors and officers will be eligible for continued indemnification and continued coverage under our directors’ and officers’ liability insurance following the consummation of the business combination pursuant to the Merger Agreement.

•

The Sponsor (including its representatives and affiliates) and our directors and officers, are, or may in the future become, affiliated with entities that are engaged in a similar business to ours. The Sponsor and our directors and officers are not prohibited from sponsoring, or otherwise becoming involved with, any other blank check companies prior to us completing its initial business combination. Certain of our directors and officers have time and attention requirements for investment funds of which affiliates of the Sponsor are the investment managers. Our directors and officers also may become aware of business opportunities which may be appropriate for presentation to us, and the other entities to which they owe certain fiduciary or contractual duties. Accordingly, they may have had conflicts of interest in determining to which entity a particular business opportunity should be presented. These conflicts may not be resolved in our favor and such potential business opportunities may be presented to other entities prior to their presentation to us, subject to applicable fiduciary duties under Cayman Islands Companies Law and the Articles provide that we renounce our interest in any corporate opportunity offered to any of our director or officer.

•

The founder shares and private placement shares carry voting rights in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal. Pursuant to the Sponsor Agreement, our FWAC Founders, holding all of the 6,875,000 founder shares outstanding and 907,000 private placement shares (or approximately 22.1% of the outstanding ordinary shares), will vote in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our board has determined that the Extension Amendment is in the best interests of the Company and its shareholders. Our board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

We currently have until May 27, 2023, to complete our initial business combination, as contemplated by that certain Merger Agreement with MIC and Merger Sub, as we previously announced on December 13, 2022, as amended by the First Amendment to Agreement and Plan of Merger, dated as of March 23, 2023. Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not consummate our initial business combination before May 27, 2023, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

We believe that it is in the best interests of the Company to extend the date that we have to consummate a business combination to the Extended Date in order to allow our shareholders to evaluate the initial business combination and for us to be able to consummate the initial business combination. Our board currently believes that it is unlikely that we will be able to complete our initial business combination before May 27, 2023. Accordingly, our board believes that, in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.

After careful consideration of all relevant factors, our board determined that the Extension Amendment is in the best interests of the Company.

Resolutions to be Voted Upon

The full text of the resolution to be proposed in connection with the Extension Amendment Proposal is set out as the first resolution in the amendment to the Articles in the form set forth in Annex A of this Proxy Statement.

Our board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal.

The Board’s Reasons for the Redemption Limitation Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our board has determined that the Redemption Limitation Amendment Proposal is in the best interests of the Company and its shareholders. Our board has approved and declared advisable adoption of the Redemption Limitation Amendment Proposal and recommends that you vote “FOR” such proposal.

Our board believes the opportunity to consummate a business combination is in the best interests of the Company and its shareholders.

Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. By eliminating the Redemption Limitation, we make it more likely that we will proceed with the Extension and have the opportunity to consummate a business combination.

After careful consideration of all relevant factors, our board determined that the Redemption Limitation Amendment is in the best interests of the Company and its shareholders.

Resolutions to be Voted Upon

The full text of the resolution to be proposed in connection with the Redemption Limitation Amendment Proposal is set out as the second resolution in the amendment to the Articles in the form set forth in Annex A of this Proxy Statement.

Our board unanimously recommends that our shareholders vote “FOR” the approval of the Redemption Limitation Amendment Proposal.

PROPOSAL NO. 1 – THE EXTENSION AMENDMENT PROPOSAL

We are proposing to amend our Articles to extend the date by which we have to consummate the business combination to the Extended Date.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by May 27, 2023, in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

In the event of a liquidation, our FWAC Founders, who hold all of our founder shares outstanding, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares. The private placement shares are not entitled to any monies held in the Trust Account and would be worthless because the Sponsor has agreed to waive any right to participate in any redemption with respect to such shares.

The purpose of the Extension Amendment is to allow us more time to consummate an initial business combination, which our board believes is in the best interest of the Company. We currently have until May 27, 2023, to complete our initial business combination. As previously announced, on December 13, 2022, the Company entered into the Merger Agreement by and among MIC, the Company, and Merger Sub, as amended by the First Amendment to Agreement and Plan of Merger, dated as of March 23, 2023, pursuant to which Merger Sub will merge with and into MIC, immediately after which, MIC will merge with and into the Company with MIC as the surviving corporation of the business combination. In order for our shareholders to be able to evaluate the potential business combination and for us to be able to consummate such business combination, we will need to obtain the Extension in order to extend the date by which we must (1) consummate the business combination or, (2) if we fail to complete such business combination by such date, cease all operations except for the purpose of winding up, and subject to and in accordance with the Articles, redeem all of the Company’s public shares, from May 27, 2023, to the Extended Date.

A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement under the first resolution in Annex A.

Reasons for the Extension Amendment Proposal

Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not consummate our initial business combination before May 27, 2023, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

The purpose of the Extension Amendment is to allow us more time to consummate the business combination. We currently have until May 27, 2023, to complete our initial business combination for which we have entered into the Merger Agreement. Our board has determined that it is in the best interests of the Company to seek an extension of such date and ask our shareholders to approve the Extension Amendment Proposal to allow for additional time to hold an extraordinary general meeting to obtain the shareholder approvals required in connection with the business combination and to consummate the closing of the business combination. Without the Extension, if we are unable to complete the business combination on or before May 27, 2023, we would be precluded from completing our initial business combination and would be forced to liquidate.

Our board currently believes that it is unlikely that we will be able to complete our initial business combination before May 27, 2023. Accordingly, our board believes that in order for us to potentially consummate the business combination, we will need to obtain the Extension. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by May 27, 2023, in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

In the event of a liquidation, our FWAC Founders, which holds all of our founder shares outstanding, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares. The private placement shares are not entitled to any monies held in the Trust Account and would be worthless because the Sponsor has agreed to waive any right to participate in any redemption with respect to such shares.

If the Extension Amendment Proposal is Approved

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth under the first resolution in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act, and our public shares will remain publicly traded.

If the Extension Amendment Proposal is approved and the Articles are amended as set forth in the Extension Amendment, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the Articles are amended as set forth in the Extension Amendment and the amount remaining in the Trust Account may be only a small fraction of the approximately $282.7 million that was in the Trust Account as of April 24, 2023. In such event, we may need to obtain additional funds to consummate our initial business combination, and there can be no assurance that such funds will be available on acceptable terms or at all.

If the Extension Amendment Proposal is approved and the Articles are amended as set forth in the Extension Amendment but we do not consummate our initial business combination by the Extended Date, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

We cannot assure you that the per-share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. In the event of a liquidation, our FWAC Founders, who hold all of our founder shares outstanding, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares. The private placement shares are not entitled to any monies held in the Trust Account and would be worthless because the Sponsor has agreed to waive any right to participate in any redemption with respect to such shares.

Notwithstanding the foregoing, unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

Redemption Rights

Each of our public shareholders may submit an Election to, subject to the approval of the Extension Amendment Proposal and the implementation of the Extension, redeem all or a portion of its, his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination, or if we have not consummated our initial business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON [            ], 2023 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD TENDER YOUR SHARES (AND/OR DELIVER OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, OUR TRANSFER AGENT, ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not such shareholder is a record holder or its, his or her shares are held in “street name,” by contacting our transfer agent or the shareholder’s broker and requesting delivery of its, his or her shares through the DWAC system.

Shares that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its, his or her shares and decides prior to the vote at the Extraordinary General Meeting that it, he or she does not want to redeem such shares, the shareholder may withdraw the tender. If you tender your public shares (and/or delivered other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (electronically). You may make such request by contacting our transfer agent at the Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York, 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com. Any request for redemption, once made by a holder of public shares, may not be withdrawn once submitted to us unless our board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, such shares will not be redeemed and will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares. Based upon the amount in the Trust Account as of April 24, 2023, which was approximately $282.7 million, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.28 at the time of the Extraordinary General Meeting. The closing price of the public shares on Nasdaq on [            ], 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[            ]. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your public shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your public shares (and/or deliver other redemption forms) to our transfer agent prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting. We anticipate that a public shareholder who tenders public shares (and/or deliver other redemption forms) for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the effectiveness of the Extension Amendment.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the votes cast by the holders of the issued and outstanding ordinary shares represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Abstentions and broker non-votes, if any, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Pursuant to that certain Letter Agreement, dated May 24, 2021, by and among us and the FWAC Founders (the “Letter Agreement”) and the Sponsor Agreement, the FWAC Founders, holding an aggregate of 7,782,000 ordinary shares (or approximately 22.1% of the outstanding ordinary shares), have agreed to vote their respective shares in favor of each of Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Assuming the minimum number of shares required to satisfy the quorum requirements of the Extraordinary General Meeting and that all 7,782,000 ordinary shares held by the FWAC Founders are present in person by attendance at the Extraordinary General Meeting, only 9,859,001 public shares will need to be present in person by attendance or by proxy; as the vote to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal is the affirmative vote of the holders of at least a two-thirds of the votes cast by the holders of the issued and outstanding ordinary shares represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting, only 3,978,668 public shares or approximately 14.5% of the outstanding public shares must vote in favor of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal for them to be approved. Assuming that all 27,500,000 public shares are present in person by attendance or by proxy at the Extraordinary General Meeting and that all 7,782,000 ordinary shares held by the FWAC Founders are present in person by attendance at the Extraordinary General Meeting, then 15,739,334 public shares or approximately 57.2% of the outstanding public shares must vote in favor of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal for them to be approved.

Resolution

A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement under the first resolution in Annex A.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the adoption of the Extension Amendment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 – THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

We are proposing to amend our Articles as provided by the second resolution in the amendment to the Articles in the form set forth in Annex A of this Proxy Statement to eliminate from the Articles the Redemption Limitation in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation.

Reasons for the Redemption Limitation Amendment Proposal

Our board believes the opportunity to consummate a business combination is in the best interests of the Company and its shareholders. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on the Nasdaq (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company believes that the Redemption Limitation is not needed and intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001, the Articles would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met.

If the Redemption Limitation Amendment Proposal is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, we will not redeem public shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

If the Redemption Limitation Amendment Proposal is Approved

If the Redemption Limitation Amendment Proposal is approved, our Articles will be amended pursuant to the second resolution in the form set forth in Annex A of this Proxy Statement effective on the date of the approval.

A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement under the second resolution in Annex A.

Vote Required for Approval

The approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the votes cast by the holders of the issued and outstanding ordinary shares represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Abstentions and broker non-votes, if any, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Pursuant to the Letter Agreement and the Sponsor Agreement, the FWAC Founders, holding an aggregate of 7,782,000 ordinary shares (or approximately 22.1% of the outstanding ordinary shares), have agreed to vote their respective shares in favor of each of Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Assuming the minimum number of shares required to satisfy the quorum requirements of the Extraordinary General Meeting and that all 7,782,000 ordinary shares held by the FWAC Founders are present in person by attendance at the Extraordinary General Meeting, only 9,859,001 public shares will need to be present in person by attendance or by proxy; as the vote to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal is the affirmative vote of the holders of at least a two-thirds of the votes cast by the holders of the issued and outstanding ordinary shares represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting, only 3,978,668 public shares or approximately 14.5% of the outstanding public shares must vote in favor of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal for them to be approved. Assuming that all 27,500,000 public shares are present in person by attendance or by proxy at the Extraordinary General Meeting and that all 7,782,000 ordinary shares held by the FWAC Founders are present in person by attendance at the Extraordinary General Meeting, then 15,739,334 public shares or approximately 57.2% of the outstanding public shares must vote in favor of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal for them to be approved.

Resolution

A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement under the second resolution in Annex A.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Redemption Limitation Amendment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the adoption of the Redemption Limitation Amendment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

PROPOSAL NO. 3 – THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our board to adjourn the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal or (y) if our board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. In no event will our board adjourn the Extraordinary General Meeting for more than 30 days.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our board may not be able to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation and vote of proxies or if our board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Extraordinary General Meeting to a later date or dates to be determined by the chairman of the Extraordinary General Meeting, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies or if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals be confirmed, ratified and approved in all respects.”

Vote Required for Approval

The Adjournment Proposal must be approved as an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then-issued and outstanding ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of the Board

If presented, our board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS MAKING THE ELECTION

The following discussion is a summary of U.S. federal income tax considerations generally applicable to U.S. Holders and Non-U.S. Holders (each as defined below) making the Election if the Extension is implemented. This discussion applies only to persons who hold their Class A ordinary shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion assumes that any consideration received (or deemed received) by a holder in connection with the Election will be in U.S. dollars. This discussion is a summary only and does not discuss all aspects of U.S. federal income taxation that may be relevant to holders in light of their particular circumstances or status including:

•	our Sponsor, founders, officers or directors;

•	financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market accounting rules;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies or REITs;

•	expatriates or former long-term residents of the United States;

•	persons that actually or constructively own 5% or more of our voting shares or 5% or more of the total value of all classes of our shares;

•	persons that acquired Class A ordinary shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold securities the Company as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•	persons whose functional currency is not the U.S. dollar;

•	controlled foreign corporations;

•	PFICs;

•	persons subject to special tax accounting rules as a result of any item of gross income with respect to their Class A ordinary shares being taken into account in an applicable financial statement; or

•	persons holding founder shares.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the U.S. Internal Revenue Service (the “IRS”) regarding any U.S. federal income tax consequence described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold Class A ordinary shares through such entities. If any entity or arrangement classified as a partnership for U.S. federal income tax purposes holds Class A ordinary shares, the tax treatment of such partnership and any person treated as a partner of such partnership will generally depend on the status and activities of the partner and the activities of the partnership. Partnerships holding any Class A ordinary shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of the Election to them.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY, IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH MAKING THE ELECTION AND IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING. EACH INVESTOR CONSIDERING WHETHER TO MAKE THE ELECTION TO REDEEM ITS CLASS A ORDINARY SHARES IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH INVESTOR OF MAKING THE ELECTION, INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE, LOCAL, AND NON-UNITED STATES TAX LAWS, AS WELL AS UNDER ANY APPLICABLE TAX TREATY.

U.S. Federal Income Tax Consequences to Non-Redeeming Shareholders

A shareholder who does not elect to redeem its Class A ordinary shares will continue to own its Class A ordinary shares, if any, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension.

U.S. Federal Income Tax Consequences of the Redemption to U.S. Holders of Class A Ordinary Shares

This section applies to you if you are a “U.S. Holder.” As used herein, a “U.S. Holder” is a beneficial owner of Class A ordinary shares that is for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;

•

corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia or otherwise treated as a U.S. tax resident for U.S. federal income tax purposes;

•	an estate whose income is subject to U.S. federal income tax regardless of its source; or

•

a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

The U.S. federal income tax consequences to a U.S. Holder that exercises its redemption rights pursuant to the Election to receive cash from the Trust Account in exchange its Class A ordinary shares will depend on whether the redemption qualifies as a sale of such redeemed Class A ordinary shares under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

Subject to the passive foreign investment company (“PFIC”) rules discussed below, if the redemption qualifies as a sale of such U.S. Holder’s Class A ordinary shares, such U.S. Holder will generally recognize capital gain or capital loss equal to the difference, if any, between the amount of cash received and such U.S. Holder’s adjusted tax basis in the Class A ordinary shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for such Class A ordinary shares exceeds one year. It is unclear, however, whether certain redemption rights of the Class A ordinary shares may have suspended the running of the applicable holding period for this purpose. A U.S. Holder’s adjusted tax basis in its Class A ordinary shares generally will equal the U.S. Holder’s acquisition cost reduced by any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder is currently eligible to be taxed at reduced rates. The deductibility of capital losses is subject to certain limitations.

The redemption of Class A ordinary shares will generally qualify as a sale of the Class A ordinary shares redeemed if such redemption (a) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (b) results in a “complete termination” of such U.S. Holder’s interest in the Company or (c) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only the Class A ordinary shares actually owned by such U.S. Holder, but also Class A ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to Class A ordinary shares owned directly, Class A ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any Class A ordinary shares such U.S. Holder has a right to acquire by exercise of an option.

In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by a U.S. Holder immediately following the redemption of our Class A ordinary shares must, among other requirements, be less than 80% of the percentage of our outstanding voting and Class A ordinary shares actually and constructively owned by such holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (1) all of our Class A ordinary shares actually and constructively owned by such U.S. Holder are redeemed or (2) all of our Class A ordinary shares actually owned by such U.S. Holder are redeemed and such holder is eligible to waive, and effectively waives, in accordance with specific rules, the attribution of shares owned by family members and such holder does not constructively own any other shares. The redemption of the Class A ordinary shares will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of a U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” U.S. Holders should consult with their own tax advisors as to the tax consequences of an exercise of the redemption right.

If none of the above tests are satisfied, a redemption will be treated as a distribution with respect to our Class A ordinary shares. Subject to the PFIC rules discussed below, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent the distribution is paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Assuming the Company is a PFIC (as discussed below under “—Passive Foreign Investment Company Rules,”) such dividends will be taxable to an individual U.S. Holder at regular rates and will not be eligible for the reduced rates of taxation on certain dividends received from a “qualified foreign corporation.”

Subject to the PFIC rules described below, distributions in excess of any earnings and profits will generally be applied against and reduce the U.S. Holder’s basis in its Class A ordinary shares (but not below zero) and, to the extent in excess of such basis, will be treated as capital gain from the sale or exchange of such redeemed shares. After the application of those rules, any remaining tax basis of the U.S. Holder in its Class A ordinary shares redeemed will generally be added to the U.S. Holder’s adjusted tax basis in its remaining Class A ordinary shares or possibly in other Class A ordinary shares constructively owned by such U.S. Holder.

U.S. Holders are urged to consult with their tax advisors as to the tax consequences of a redemption.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Based upon the composition of our income and assets, and upon a review of our financial statements, we believe that we likely were a PFIC for our taxable year ending on December 31, 2021 and December 31, 2022. Our PFIC status for our current taxable year ending December 31, 2023, however, depends in part on whether we complete a business combination prior to the end of such year, as well as the timing and specifics of any business combination. Because these and other facts on which any determination of PFIC status are based may not be known until the close of our current taxable year, there can be no assurances with respect to our PFIC status for such year. Even if we are not a PFIC for our current taxable year, a determination that we were a PFIC for any prior taxable year will continue to apply to any U.S. Holders who held our securities during such prior taxable years, absent certain elections described below.

Accordingly, if a U.S. Holder did not make either a timely and valid qualified electing fund (“QEF”) election for our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Class A ordinary shares, a QEF election along with a purging election, or a mark-to-market election, each as described below, such U.S. Holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. Holder on the sale or other disposition of its Class A ordinary shares (which may include gain realized by reason of transfer of Class A ordinary shares that would otherwise qualify as nonrecognition transactions for U.S. federal income tax purposes) and (ii) any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the Class A ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for the Class A ordinary shares).

Under these rules:

•	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the Class A ordinary shares;

•

the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•

an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder with respect to the tax attributable to each such other taxable year of the U.S. Holder.

In general, if we are determined to be a PFIC, a U.S. Holder may avoid the PFIC tax consequences described above in respect of our Class A ordinary shares by making a timely and valid QEF election (if eligible to do so) for the taxable year that is the first year in the U.S. Holder’s holding period of our shares during which we are treated as a PFIC or, if in a later year, the U.S. Holder made a QEF election along with a purging election. A QEF election is an election to include in income the U.S. Holder’s pro rata share of our net capital gains (as long-term capital gain) and ordinary earnings (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such U.S. Holder’s tax return for the taxable year for which the election relates. A U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the U.S. Holder will have a new basis and holding period in the shares for purposes of the PFIC rules. U.S. Holders are urged to consult their tax advisors as to the application of the rules governing purging elections to their particular circumstances (including a potential separate “deemed dividend” purging election that may be available if we are a controlled foreign corporation).

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC Annual Information Statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders are urged to consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC Annual Information Statement from us. Upon written request, we will endeavor to provide to a U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the U.S. Holder to make and maintain a QEF election, but there is no assurance that we will timely provide such required information. There is also no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a U.S. Holder has made a QEF election with respect to our Class A ordinary shares, and the excess distribution rules discussed above do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our Class A ordinary shares generally will be taxable as capital gain and no additional tax or interest charge will be imposed under the PFIC rules. As discussed above, if we are a PFIC for any taxable year, a U.S. Holder of our Class A ordinary shares that has made a QEF election will be currently taxed on its pro rata share of our earnings and profits, whether or not distributed for such year. A subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable when distributed to such U.S. Holder. The tax basis of a U.S. Holder’s shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends, under the above rules. In addition, if we are not a PFIC for any taxable year, such U.S. Holder will not be subject to the QEF inclusion regime with respect to our Class A ordinary shares for such taxable year.

Alternatively, if we are a PFIC and our Class A ordinary shares constitute “marketable stock,” a U.S. Holder may avoid the adverse PFIC tax consequences discussed above if such U.S. Holder, at the close of the first taxable year in which it holds (or is deemed to hold) our Class A ordinary shares, makes a mark-to-market election with respect to such shares for such taxable year. Such U.S. Holder generally will include for each of its taxable years as ordinary income the excess, if any, of the fair market value of its Class A ordinary shares at the end of such year over its adjusted basis in its Class A ordinary shares. The U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted basis of its Class A ordinary shares over the fair market value of its Class A ordinary shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S. Holder’s basis in its Class A ordinary shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of its Class A ordinary shares will be treated as ordinary income.

The mark-to-market election is available only for “marketable stock,” generally, stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including Nasdaq (on which the Class A ordinary shares are currently listed). If made, a mark-to-market election would be effective for the taxable year for which the election was made and for all subsequent taxable years unless the ordinary shares ceased to qualify as “marketable stock” for purposes of the PFIC rules or the IRS consented to the revocation of the election. U.S. Holders are urged to consult their tax advisors regarding the availability and tax consequences of a mark-to-market election with respect to our Class A ordinary shares under their particular circumstances.

A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, is generally required to file an IRS Form 8621 (whether or not a QEF or mark-to-market election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The rules dealing with PFICs and with the QEF, purging and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of our Class A ordinary shares are urged to consult their tax advisors concerning the application of the PFIC rules to our securities under their particular circumstances.

U.S. Federal Income Tax Consequences of the Redemption to Non-U.S. Holders of Class A Ordinary Shares

This section applies to you if you are a “Non-U.S. Holder.” As used herein, the term “Non-U.S. Holder” means a beneficial owner of our units, Class A ordinary shares (other than a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) who or that is for U.S. federal income tax purposes:

•	a nonresident alien individual (other than certain former citizens and residents of the United States subject to U.S. tax as expatriates);

•	a foreign corporation; or

•	an estate or trust that is not a U.S. Holder;

but generally does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition. If you are such an individual, you are urged to consult your tax advisor regarding the U.S. federal income tax consequences of the sale or other disposition of our securities.

Except as otherwise discussed in this section, a Non-U.S. Holder who makes the Election will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “U.S. Federal Income Tax Consequences of the Redemption to U.S. Holders of Class A Ordinary Shares.” However, notwithstanding such characterization, any Non-U.S. Holder redeeming its Class A ordinary shares pursuant to the Election generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. shareholder). Dividends (including constructive dividends) and gains that are effectively connected with the Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable U.S. Holder and, in the case of a Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

Information Reporting and Backup Withholding

Proceeds from the redemption of our Class A ordinary shares pursuant to the Election may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status on the appropriate tax form. A Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s U.S. federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

The U.S. federal income tax discussion set forth above is included for general information only and may not be applicable depending upon a holder’s particular situation. Holders are urged to consult their tax advisors with respect to the tax consequences to them of the redemption pursuant to the Election, including the tax consequences under state, local, estate, foreign and other tax laws and tax treaties and the possible effects of changes in U.S. or other tax laws.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the ordinary shares as of April 24, 2023, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the ordinary shares, by:

•	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding ordinary shares;

•	each of our executive officers and directors; and

•	all our executive officers and directors as a group.

As of the record date, there were a total of 35,282,000 ordinary shares outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

	Class B Ordinary Shares			Class A Ordinary Shares
Name of Beneficial Owner	Number of Shares Beneficially Owned		Approximate Percentage of Class	Number of Shares Beneficially Owned		Approximate Percentage of Class	Approximate Percentage of Voting Control
Fifth Wall Acquisition Sponsor III LLC (our Sponsor)	6,755,000	(2)	98.2%	907,000	(2)	3.2%	21.7%
Empyrean Capital Overseas Master Fund, Ltd.(3)	—		—	2,299,000		8.1%	6.5%
Sculptor Capital LP(4)	—		—	1,799,254		6.3%	5.1%
Saba Capital Management, L.P.(5)	—		—	1,451,258		5.1%	4.1%
Aristeia Capital, L.L.C. (6)	—		—	2,286,600		8.1%	6.5%
Andriy Mykhaylovskyy(7)	6,755,000		98.2%	907,000		3.2%	21.7%
Brendan Wallace(7)	6,755,000		98.2%	907,000		3.2%	21.7%
Adeyemi Ajao	30,000		*	—		—	*
Alana Beard	30,000		*	—		—	*
Poonam Sharma	30,000		*	—		—	*
Amanda Parness	30,000		*	—		—	*
Jack Selby	—		*	—		—	*
All officers and directors a group (7 individuals)	6,875,000		100%	907,000		3.2%	22.1%

*	Less than 1%.
(1)	Unless otherwise noted, the business address of each of our shareholders is 1 Little West 12th Street, 4th Floor, New York, New York 10014.
(2)

Our Sponsor is the record holder of such shares. Andriy Mykhaylovskyy and Brendan Wallace are the managing members of our Sponsor and therefore, may be deemed to have beneficial ownership of the ordinary shares held directly by our Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. Mr. Mykhaylovskyy and Mr. Wallace are U.S. citizens.

(3)

Information based on the Schedule 13G/A filed on February 14, 2023, by Empyrean Capital Overseas Master Fund, Ltd. (“ECOMF”), which directly holds Class A Shares, Empyrean Capital Partners, LP (“ECP”), which serves as investment manager to ECOMF with respect to the Class A Shares directly held by ECOMF, and Mr. Amos Meron, who serves as the managing member of Empyrean Capital, LLC, the general partner of ECP, with respect to the Class A Shares directly held by ECOMF. Each of ECP and Mr. Meron may be deemed to have shared voting and dispositive power with respect to the Class A Shares directly held by ECOMF. The address of each of ECP, ECOMF and Mr. Meron is c/o Empyrean Capital Partners, LP, 10250 Constellation Boulevard, Suite 2950, Los Angeles, CA 90067.

(4)

Based on the Schedule 13G/A filed with the SEC on February 14, 2023 by Sculptor Capital LP (“Sculptor”). According to its Schedule 13G/A, Sculptor reported having sole voting power over no shares, shared voting power over 1,799,254 Class A Shares, sole dispositive power over no shares and shared dispositive power over 1,799,254 Class A Shares. Sculptor Capital LP (“Sculptor”), a Delaware limited partnership, is the principal investment manager to a number of private funds and discretionary accounts (collectively, the “Accounts”). Sculptor Capital II LP (“Sculptor-II”), a Delaware limited partnership that is wholly owned by Sculptor, also serves as the investment manager to certain of the Accounts. The Class A Shares reported are held in the Accounts managed by Sculptor and Sculptor-II. Sculptor Capital Holding Corporation (“SCHC”), a Delaware corporation, serves as the general partner of Sculptor. Sculptor Capital Holding II LLC (“SCHC-II”), a Delaware limited liability company that is wholly owned by Sculptor, serves as the general partner of Sculptor-II. Sculptor Capital Management, Inc. (“SCU”), a Delaware limited liability company, is a holding company that is the sole shareholder of SCHC and the ultimate parent company of Sculptor and Sculptor-II. Sculptor Master Fund, Ltd. (“SCMF”) is a Cayman Islands company. Sculptor is the investment adviser to SCMF. Sculptor Special Funding, LP (“NRMD”) is a Cayman Islands exempted limited partnership that is wholly owned by SCMF. Sculptor Credit Opportunities Master Fund, Ltd. (“SCCO”) is a Cayman Islands company. Sculptor is the investment adviser to SCCO. Sculptor SC II LP (“NJGC”) is a Delaware limited partnership. Sculptor-II is the investment adviser to NJGC. The address of the principal business offices of Sculptor, Sculptor-II, SCHC, SCHC-II, SCU, SCMF, NRMD, SCCO and NJGC is 9 West 57 Street, 39 Floor, New York, NY 10019.

(5)

Information based on the Schedule 13G filed on February 14, 2023, by Saba Capital Management, L.P. (“Saba LP”), Saba Capital Management GP, LLC (“Saba GP”) and Boaz R. Weinstein (“Mr. Weinstein”). Saba LP is organized as a limited partnership under the laws of the State of Delaware, Saba GP is organized as a limited liability company under the laws of the State of Delaware and Mr. Weinstein is a citizen of the United States. The address of the principal business offices of Saba LP, Saba GP and Weinstein is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(6)

Shares beneficially owned are based on a Schedule 13G filed with the SEC on February 13, 2023, by Aristeia Capital, L.L.C. (“Aristeia”). According to the Schedule 13G, Aristeia is the investment manager of, and has voting and investment control with respect to the securities described herein held by, one or more private investment funds. The address for Aristeia is One Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.

(7)

Andriy Mykhaylovskyy and Brendan Wallace are the managing members of the Sponsor and therefore, may be deemed to have beneficial ownership of the securities held directly by the Sponsor. Each such person disclaims any beneficial ownership of the reported securities other than to the extent of any pecuniary interest they may have therein, directly or indirectly. Mr. Mykhaylovskyy and Mr. Wallace are U.S. citizens.

Our Sponsor beneficially owns approximately 21.7% of the issued and outstanding ordinary shares. Because of this ownership block, our Sponsor may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our amended and restated memorandum and articles of association and approval of significant corporate transactions including our initial business combination.

Our Sponsor and our directors and executive officers have agreed (a) to vote any founder shares owned by them in favor of any proposed business combination and (b) not to redeem any founder shares in connection with a shareholder vote to approve a proposed initial business combination.

Our Sponsor is deemed to be our “promoter” as such term is defined under the federal securities laws.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•

if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 1 Little West 12th Street, 4th Floor, New York, NY 10014, to inform us of the shareholder’s request; or

•	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

FUTURE SHAREHOLDER PROPOSALS

If the Redemption Limitation Amendment Proposal and the Extension Amendment Proposal are approved and the Extension is implemented, we anticipate that we will hold another extraordinary general meeting before the Extended Date to consider and vote upon approval of the business combination and other related matters. Accordingly, if we consummate the business combination within the required timeframe, the Company’s next annual general meeting of shareholders will be held at a future date to be determined by the post-business combination company. If the Extension Amendment Proposal is not approved, or if it is approved and the Articles are amended as set forth in the Extension Amendment but we do not consummate the business combination before the Extended Date, the Company will dissolve and liquidate and there will be no annual general meeting.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

509 Madison Avenue, Suite 1206

New York, New York 10022

Call Collect: +1 (203) 658-9400

Call Toll Free: (800) 662-5200

Email: IMRA@info.morrowsodali.com

You may also obtain these documents by requesting them in writing from us by addressing such request to us at Fifth Wall Acquisition Corp. III, 1 Little West 12th Street, 4th Floor, New York, NY 10014.

If you are a shareholder of the Company and would like to request documents, please do so by [            ], 2023 (five business days prior to the date of the Extraordinary General Meeting), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENTS TO THE

AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

FIFTH WALL ACQUISITION CORP. III

FIFTH WALL ACQUISITION CORP. III

(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

FIRST, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)	amending of the first sentence of Article 49.7 by deleting the following:

“In the event that the Company does not consummate a Business Combination within 24 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles, the Company shall”

and replacing it with the following:

“In the event that the Company does not consummate a Business Combination by [            ], 2023, or such later time as the Members may approve in accordance with the Articles, the Company shall”; and

(b)	amending Article 49.8(a) by deleting the following:

“to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 24 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles; or”

and replacing it with the following:

“to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by [            ], 2023, or such later time as the Members may approve in accordance with the Articles; or”.

SECOND, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)	amending Article 49.2(b) by deleting the following words:

“, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 upon consummation of such Business Combination”;

(b)	amending Article 49.4 by deleting the following words:

“, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 immediately prior to, or upon such consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination”;

(c)	amending Article 49.5 by deleting in its entirety the following sentence:

“The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).”; and

(d)	amending Article 49.8(b) by deleting in its entirety the following sentence:

“The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”